Prospectus Supplement	June 30, 2010

PUTNAM MID CAP VALUE FUND Prospectus dated August 30, 2009

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

This notice is to inform you of some upcoming changes to Putnam Mid Cap Value Fund. Effective September 1, 2010, the name of the fund will change to Putnam Multi-Cap Value Fund. This new name better reflects its investment strategy, which is changing (also on September 1, 2010) to allow the fund to invest in companies of any size. The fund will continue to invest mainly in common stocks of U.S. companies, with a focus on value stocks, but it will no longer be required to invest at least 80% of its net assets in midsize companies.

At Putnam, we are continually assessing our lineup of mutual funds to ensure that we provide investors and their advisors with the options they need to create diversified portfolios. The changes to the fund will increase the investment opportunities available to the fund’s portfolio manager. We believe shareholders will be well served by the manager’s ability to invest freely in companies of any size, with access to the extensive resources of Putnam’s equity research department, which includes analysts who cover large-, mid-, and small-cap stocks.

The fund’s prospectus is supplemented by this document to reflect the changes to the fund’s name and investment policy. If you have any questions about these changes or your Putnam account, please call Putnam toll-free at 1-800-225-1581. Thank you for investing with Putnam.

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